UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

JEFFERSONVILLE BANCORP

(Exact name of registrant as specified in its charter)

New York	0-19212	22-2385448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 398, Jeffersonville, New York 12748

(Address of principal executive offices)

Registrant’s telephone number, including area code: (845) 482-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 24, 2012, Jeffersonville Bancorp (the “Corporation”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Corporation’s stockholders approved each of the proposals detailed in the Corporation’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2012.

The proposals voted on by the stockholders at the Annual Meeting were as follows:

1.	The Corporation’s stockholders elected three individuals to the Board of Directors to serve three-year terms as set forth below:

Nominees	Votes For	Withheld	Broker Non-Votes	Abstained
John W. Galligan	2,047,073.45	67,944.80	778,402	0
Raymond Walter	2,047,393.25	67,625.01	778,402	0
Wayne V. Zanetti	2,044,772.05	70,246.20	778,402	0

2.	The Corporation’s stockholders ratified the appointment by the Board of Directors of ParenteBeard LLC as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2012, as set forth below:

Votes For	Votes Against	Broker Non-Votes	Abstain
2,857,592.25	3,045	0	32,783

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSONVILLE BANCORP
(Registrant)

/s/ Wayne V. Zanetti
Wayne V. Zanetti
President and Chief Executive Officer

Date: September 6, 2012